Reserves for Unpaid Loss and Loss Adjustment Expenses	6 Months Ended
Jun. 30, 2025
Liability for Unpaid Claims and Claims Adjustment Expense, Activity in Liability [Abstract]
RESERVES FOR UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES	RESERVES FOR UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES
The following table represents an analysis of loss and loss adjustment expenses and a reconciliation of the beginning and ending reserve for unpaid loss and loss adjustment expenses:

(Expressed in thousands of U.S. Dollars)	June 30, 2025	December 31, 2024

Reserve for unpaid loss and loss adjustment expenses	$794,243	$712,098
Reinsurance recoverable on unpaid loss and loss adjustment expenses, net of allowance for expected credit losses	(213,663)	(212,249)
Net reserve for unpaid loss and loss adjustment expenses at beginning of period / year	580,580	499,849

Loss and loss adjustment expenses incurred, net of reinsurance:
Current accident year	143,370	253,323
Previous accident years	(19,574)	(37,211)
Total loss and loss adjustment expenses incurred, net of reinsurance	123,796	216,112

Loss and loss adjustment expenses paid, net of reinsurance:
Current accident year	(13,333)	(21,607)
Prior accident years	(131,103)	(113,740)
Total loss and loss adjustment expenses paid, net of reinsurance	(144,436)	(135,347)

Change in allowance for expected credit losses on reinsurance recoverables on unpaid loss and loss adjustment expenses	—	(34)
Net reserve for unpaid loss and loss adjustment expenses at end of period / year	559,940	580,580
Reinsurance recoverable on unpaid loss and loss adjustment expenses, net of allowance for expected credit losses	241,556	213,663
Reserve for unpaid loss and loss adjustment expenses at end of period / year	$801,496	$794,243
Development on Prior Loss Reserves:
During the six months ended June 30, 2025, net ultimate losses increased by $143.4 million for accident year 2025 and decreased by $19.6 million for accident year 2024 and prior accident years. The change in prior years was driven by a decrease of $30.6 million and $8.4 million for the short-tail and reinsurance segments, respectively, and an increase of $19.4 million for the long-tail segment. The decrease in the short-tail segment was primarily due to favorable catastrophe experience in the 2024 accident year. The decrease in the reinsurance segment was due to favorable claims experience. The increase in the long-tail segment was due to unfavorable claims experience and the forex revaluation impact of non-U.S. Dollar reserves.
During the six months ended June 30, 2024, net ultimate losses increased by $140.7 million for accident year 2024 and decreased by $41.5 million for accident year 2023 and prior accident years. The decrease in prior years was split between $22.1 million for the short-tail segment, $15.0 million for the long-tail segment, and $4.4 million for the reinsurance segment. The decrease in the short-tail segment was primarily due to favorable catastrophe experience in the 2023 accident year. The decrease in the long-tail segment was driven by favorable claims experience in the 2018 and 2020 to 2023 accident years. This was partially offset by unfavorable experience in the 2019 accident year.